VARIABLE ANNUITY ACCOUNT I
                       Aetna Insurance Company of America

                    Supplement Dated December 17, 1999 to the
              Statement of Additional Information dated May 3, 1999


The information in this supplement amends certain information contained in the statement of additional information dated May 3, 1999 and restates the information in and replaces the statement of additional information supplement dated September 3, 1999. You should read this supplement along with the statement of additional information.

o The first two paragraphs of the section entitled "GENERAL INFORMATION AND HISTORY" are deleted and replaced with the following:

     Aetna Insurance Company of America (the Company, we, us) issues the contracts described in the prospectus and is responsible for providing each contract's insurance and annuity benefits. We are a stock life insurance company which was organized under the insurance laws of the State of Connecticut in 1990 and redomesticated under the insurance laws of the State of Florida in 2000. We are an indirect wholly-owned subsidiary of Aetna Inc. We are engaged in the business of issuing life insurance and annuities. Prior to January 3, 2000 our principal executive offices are located at 151 Farmington Avenue, Hartford, Connecticut 06156. Beginning on January 3, 2000 our principal executive offices are located at 5100 West Lemon Street, Suite 213, Tampa, Florida 33609.

     Aetna Life Insurance and Annuity Company (ALIAC), a registered broker-dealer under the Securities Exchange Act of 1934, serves as the principal underwriter for the separate account. ALIAC is also a registered investment adviser under the Investment Advisers Act of 1940.


o The section entitled "OFFERING AND PURCHASE OF CONTRACT" is deleted and replaced with the following:

                       OFFERING AND PURCHASE OF CONTRACTS

     The Company is the depositor and Aetna Life Insurance and Annuity Company (ALIAC) is the principal underwriter for the securities sold under the prospectus. ALIAC offers the contracts through life insurance agents licensed to sell variable annuities who are registered representatives of ALIAC or of other registered broker-dealers who have sales agreements with ALIAC. The offering of the contracts is continuous. A description of the manner in which the contracts are purchased can be found in the prospectus under the sections entitled "Purchase and Rights" and "Your Account Value."

Form No.: X.SAI59749-99-1                                          December 1999